UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 17, 2011
JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State of Other Jurisdiction of Incorporation)

000-49728	87-0617894
(Commission File Number)	(I.R.S. Employer Identification No.)

118-29 Queens Boulevard, Forest Hills, New
York	11375
(Address of principal executive offices)	(Zip Code)
(718) 286-7900
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On June 17, 2011, JetBlue Airways Corporation (the “Company”) entered into a memorandum of understanding with Airbus S.A.S. (the “MOU”), regarding a network-driven revision and extension of its A320 delivery schedule, including:
•	Placement of a new order for 40 A320neo aircraft, with delivery anticipated to commence in 2017, offering up to 15% in fuel savings and increased range.

•	Deferral of eight A320 aircraft from 2014-2015 to 2017 to smooth out aircraft deliveries, reducing capital commitment over the near term.

•	Conversion of 30 of the 52 A320 remaining positions to A321s, powered by IAE engines, allowing greater network flexibility.

•	Addition of winglets to A320 family deliveries starting in 2013, and JetBlue will be a launch customer of retrofit winglets on the existing A320 fleet, in partnership with Airbus.
Item 7.01 — Regulation FD
     A copy of the Company’s press release, dated June 21, 2011, announcing the MOU is furnished as Exhibit 99.1 herewith.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.
99.1	Press Release of JetBlue Airways Corporation dated June 21, 2011*

*	Furnished herewith

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION (Registrant)
Date: June 21, 2011	By:	/s/ DONALD DANIELS
Vice President, Controller and Chief
Accounting Officer (principal accounting officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of JetBlue Airways Corporation dated June 21, 2011*

*	Furnished herewith.